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                                  Exhibit 23.1

        Consent of PricewaterhouseCoopers LLP, Philadelphia, Pennsylvania

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Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-79775), Form S-8 (File No. 333-86320) and Form S-8 (File No. 333-95997) of Lithium Technology Corporation of our report dated April 14, 2003, relating to the financial statements, which appears in this Form 10-KSB.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
April 15, 2003